Exhibit 99.1

Spatial Day 2021 December 15, 2021

2 Disclaimer Cautionary Note Regarding Forward-Looking Statements This presentation includes express and implied “forward-looking statements.” In some cases, you can identify forward-looking statements by terms such as “ anticipate,” “estimate,” “expect,”“ intend,”“ may,”“ might,”“ plan,”“ project,”“ will,”“ would,”“ should,”“ could,” “can,”“ predict,”“ potential,”“ or the negative of these terms, and similar expressions intended to identify forward- looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we, nor any other person, assumes responsibility for the accuracy and completeness of these statements. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. Market Industry Data Projections, estimates, industry data and information contained in this presentation, including the Company’s general expectations and market position and market opportunity, are based on information from third-party sources and management estimates. Although the Company believes that its third-party sources are reliable, the Company cannot guarantee the accuracy or completeness of its sources. The Company’s estimates are derived from third-party sources, publicly available information, the Company’s knowledge of its industry and assumptions based on such information and knowledge. The Company’s estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to the Company’s and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from the Company’s expressed projections, estimates and assumptions or those provided by third parties.

3 Brian McKelligon CEO, Akoya Biosciences Welcome & Introduction

Spatial Day Agenda

Welcome & Introduction	**Brian McKelligon**, CEO, Akoya Biosciences
Revolutionizing Our Understanding of Disease Biology	**Kai Kessenbrock, Ph.D.**, Principal Investigator, University of California, Irvine **Robert Schreiber, Ph.D.**, Professor of Pathology, Washington University, St. Louis Q&A Roundtable – Hosted by **Niro Ramachandran, Ph.D.**, CBO, Akoya Biosciences
Changing the Standard of Care Using Spatial Biomarkers	**Carl Barrett, Ph.D.**, VP of Translational Medicine, AstraZeneca **Kurt Schalper, M.D.**, **Ph.D.**, Professor of Pathology and Oncology, Yale University **Michael Montalto, Ph.D.**, CSO, PathAI Q&A Roundtable – Hosted by **Pascal Bamford, Ph.D.**, SVP of R&D, Akoya Biosciences
The Future Direction of Akoya	**Niro Ramachandran, Ph.D.**, CBO, Akoya Biosciences
Closing Remarks	**Brian McKelligon**, CEO, Akoya Biosciences
Audience Q&A	

AKOYA BIOSCIENCES | 4

5 Akoya is Leading the Spatial Biology Revolution Transforming discovery to clinical research Complete end-to-end solutions with instruments, reagents, software, and services Consistent growth with recurring revenue from global installed base of > 650 Well-capitalized to drive portfolio expansion through new products and commercial development

6 Announcing New Spatial Biology Solutions Key drivers for continued high growth New spatial phenotyping solutions for increased multi-plexing and throughput Clinical advancements with proven robustness and workflow; continued investments and partnerships expand clinical impact New multi-omic applications to enable spatial RNA analysis

Single-Cell Analysis Conventional IHC Flow Cytometry Next Generation Sequencing Proteomics Current Tissue Analysis Methods Migrate to Spatial 7 Spatial Phenotyping Current tissue analysis methods deliver no or very limited spatial information Understanding biomarkers in tissue context

Spatial phenotyping is poised to address the IO biomarker gap Significant Unmet Medical Need in Immunotherapy 8 JAMA publication highlights spatial phenotyping as a superior approach1 PDL1 IHC PDL1 + 41% Responders PDL1 – 13% Non-Responders Limited predictive power Response to Keytruda® in lung cancer (NSCLC) based on key biomarker2 Ideal biomarker 1 Lu S, Stein JE, Rimm DL, et al, JAMA Oncology 2019;5(8):1195–1204 2 Diggs and Hsueh Biomarker Research (2017) 5:12 Limited predictive power RNA Expression Limited predictive power TMB / MSI NGS

Immediate Opportunity in Discovery and Translational Markets with Clinical Rapidly Emerging Clinical $7B Translational $4B Discovery $3B Meeting customer and market segment requirements drives market expansion …at a speed that enables routine large-scale studies… Deliver unbiased spatial phenotyping… …to establish a proven capability to impact patient care 9

10 Accelerating & Market Leading Publication Volume 11 10 17 15 27 109 263 2015 2016 2017 2018 2019 2020 YTD 2021 YTD 2021* Phenoptics 2.0 Launch CODEX Launch *As of December 15, 2021

Akoya’s Current Spatial Phenotyping Platforms 11 Phenoptics # of Markers per run # of Samples per day Clinical Translational Discovery Standard Microscope Unbiased and high-parameter via in-situ reagent delivery Robust and high-throughput with industry-leading imaging technologies CODEX

New Instrument and Workflow Solutions Drive Growth 12 Unbiased tissue analysis at single cell, whole slide and high resolution Increased throughput and plex delivering scale and speed Expanding menu of applications and multi-omic capabilities Accelerating the discovery and validation of spatial biomarkers Translational Discovery

Proven clinical robustness with high reproducibility and throughput >30 slides/day Regulatory requirements CLIA ISO Quality System Partnerships to establish clinical use Advanced Biopharma Solutions in clinical trials KOLs establish clinical evidence AI maximizes platform predictive power Solutions to enable rapid and seamless biomarker validation Spatial Biomarkers Advancing Akoya’s First Mover Advantage 13 Clinical Translational Taube J, et al, MITRE Study, Journal for Immunotherapy of Cancer, July 2021 Translating discoveries to the clinic and building the foundations for diagnostics and many more…

14 Akoya Biosciences - The Spatial Biology Company Complete end-to-end solutions New spatial phenotyping solutions and applications Advancing clinical impact Delivering unbiased spatial phenotyping, at a speed that enables routine large-scale studies, and establishing a proven capability to impact patient care in order to address a significant unmet medical needs. Clinical Translational Discovery Consistent growth with recurring revenue Well-capitalized to drive portfolio expansion Rapidly increasing high-impact publications

16 Niro Ramachandran, Ph.D. CBO, Akoya Biosciences Revolutionizing Our Understanding of Disease Biology

17 Kai Kessenbrock, Ph.D. Principal Investigator, University of California, Irvine Revolutionizing Our Understanding of Disease Biology

18 Robert Schreiber, Ph.D. Professor of Pathology, Washington University St. Louis Revolutionizing Our Understanding of Disease Biology

19 Robert Schreiber, Ph.D. Professor of Pathology, Washington University, St. Louis Q&A Roundtable Niro Ramachandran, Ph.D. CBO, Akoya Biosciences Kai Kessenbrock, Ph.D. Principal Investigator, University of California, Irvine

21 Pascal Bamford, Ph.D. SVP of R&D, Akoya Biosciences Changing the Standard of Care Using Spatial Biomarkers

22 Carl Barrett, Ph.D. VP of Oncology & Translational Science, AstraZeneca Changing the Standard of Care Using Spatial Biomarkers

23 Kurt Schalper, M.D., Ph.D. Professor of Pathology & Oncology, Yale University Changing the Standard of Care Using Spatial Biomarkers

24 Michael Montalto, Ph.D. CSO, PathAI Changing the Standard of Care Using Spatial Biomarkers

25 Kurt Schalper, M.D., Ph.D. Professor of Pathology & Oncology, Yale University Q&A Roundtable Pascal Bamford, Ph.D. SVP of R&D, Akoya Biosciences Carl Barrett, Ph.D. VP of Oncology & Translational Medicine, AstraZeneca Michael Montalto, Ph.D. CSO, PathAI

27 Niro Ramachandran, Ph.D. CBO, Akoya Biosciences The Future Direction of Akoya

Spatial Phenotyping: Transforming Tissue Biology 28 Spatial phenotyping is identifying every cell within the tissue microenvironment Spatial phenotyping requires every cell to be analyzed across the entire tissue section Spatial phenotyping will reveal cell-cell interactions, cellular neighborhoods, rare cell types and predictive spatial signatures

Spatial Applications Defined 29 Phenotyping Identify cells in-situ with single cell resolution 1 Spatial Signatures Signature spatial events that correlate with clinical outcomes 5 Spatial Functional State Reveal functional spatial biology with multi-omic RNA & protein expression mapping 3 Spatial Phenotyping Rare-cell discovery Every cell matters. Discover novel phenotypes / contextual phenotypes across the whole slide 2 Spatial neighborhoods Discover how spatial neighbors self-organize to drive tissue biology 4

Phenoptics [Polaris] CODEX 30 Clinical Translational Discovery Phenoptics [Polaris] CODEX Standard Microscope Highest Throughput Imaging Platform Simplest Cycling Platform Suite of Solutions Provide Spatial Phenotyping at Any Scale PHENOCYCLER PHENOIMAGER HT

Speed 31 Spatial Biology 2.0 Clinical Translational Discovery Proven Unbiased

Spatial Biology 2.0 IHC, IF Single marker IHC & Single cell NGS 2015 2018 2021 1985 1980 2022 Spatial Biology 1.0 Samples 32 Spatial Biology 2.0

33 Spatial Biology 2.0 Driven by Speed From 10’s 100’s of targets Million cells in Hours Minutes

34 Introducing: The PhenoCycler-Fusion System The FASTEST, MULTI-OMIC, SINGLE-CELL spatial biology solution SPATIAL BIOLOGY NOW HAS A PASSING LANE Map 1-million cells in just 10 minutes Z Limited shipments in 2021 Full commercial launch in January 2022

Flexible & scalable to meet your needs of tomorrow 35 PHENOCYCLER-FUSION SYSTEM Tune Your Workflow Large high-plex panels for unbiased discovery Focused panels in high-throughput for translational research PHENOIMAGER FUSION PHENOCYCLER 100+ Biomarkers 100+ Slides/Week World’s First Integrated Spatial Biology Solution

A Solution For Every User : Any Target, Any Scale 36 Clinical Translational Discovery Highest Throughput Imaging Platform Simplest Cycling Platform Proven Unbiased Tunable Workflow Platform Speed RNA Protein PHENOIMAGER FUSION PHENOCYCLER PHENOIMAGER HT Opal®

Akoya’s Technology Stack Will Transform the Pace of Spatial Biology Research 37 Beyond protein to RNA and more Analyte One ecosystem of solutions from discovery to clinic Connected 1M cells in 10 mins Speed Increase plexing of targets & number of samples Scale @ Single cell/Subcellular resolution imaging of the entire tissue Unbiased

38 Brian McKelligon CEO, Akoya Biosciences Closing Remarks

39 Summary : Akoya Spatial Day 2021 Proven PHENOIMAGER HT Advancing spatial phenotyping to the clinic Unbiased PHENOCYCLER High-parameter spatial multi-omics Speed PHENOIMAGER FUSION Spatial phenotyping at scale Clinical Translational Discovery Complete end-to-end solutions with instruments, reagents, software, and services New spatial phenotyping solutions and applications for increased throughput, multi-plexing and multi-omics Advancing clinical impact with proven robustness, workflow and partnerships Consistent growth with recurring revenue from global installed base of > 650 Well-capitalized to drive portfolio expansion through new products and commercial development Rapidly increasing high-impact publications with ~450 to date, 370 in ‘20 and ‘21

Catalyzing Discovery and Improving Patient Care